                                                       Exhibit 32

                    CERTIFICATION PURSUANT TO

                     18 U.S.C. SECTION 1350,

                     AS ADOPTED PURSUANT TO

          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection with the Annual Report of International  Automated

Systems, Inc. (the "Company") on Form 10-KSB for the fiscal  year ending  June 30, 2004, as filed with the Securities and  Exchange

Commission on the date hereof (the "Report"), I, Neldon  Johnson,

Chief  Executive  Officer of the Company,  certify,  pursuant  to

18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1)  the  Report  fully  complies with the  requirements  of

          Section  13(a) or 15(d) of the Securities Exchange  Act

          of 1934; and

     (2)  the   information  contained  in  the   Report   fairly

          presents,  in  all  material  respects,  the  financial

          condition and result of operations of the Company.

/s/ Neldon Johnson

Neldon Johnson

Chief Executive Officer

October 14, 2004

A  signed original of this written statement required by  Section

906,   or   other  document  authenticating,  acknowledging,   or

otherwise  adopting  the signature that  appears  in  typed  form within the electronic version of this written statement has  been provided  to the Company and will be retained by the Company  and furnished to the Securities and Exchange Commission or its  staff upon request.

                                                       Exhibit 32

                    CERTIFICATION PURSUANT TO

                     18 U.S.C. SECTION 1350,

                     AS ADOPTED PURSUANT TO

          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection with the Annual Report of International  Automated

Systems, Inc. (the "Company") on Form 10-KSB for the fiscal  year ending  June 30, 2004, as filed with the Securities and  Exchange

Commission  on  the  date hereof (the "Report"),  I,  LaGrand  T.

Johnson,   Chief  Financial  Officer  of  the  Company,  certify,

pursuant  to  18  U.S.C.  Section 1350, as  adopted  pursuant  to

Section 906 of the Sarbanes-Oxley Act of 2002, that, to the  best of my knowledge and belief:

     (1)  the  Report  fully  complies with the  requirements  of

          Section  13(a) or 15(d) of the Securities Exchange  Act

          of 1934; and

     (2)  the   information  contained  in  the   Report   fairly

          presents,  in  all  material  respects,  the  financial

          condition and result of operations of the Company.

/s/ LaGrand T. Johnson

LaGrand T. Johnson

Chief Financial Officer

October 14, 2004